VAN KAMPEN FOCUS PORTFOLIOS, SERIES 265
       VAN KAMPEN LIFE PORTFOLIOS, BANDWIDTH & TELECOMMUNICATIONS SERIES 1

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 24, 2002

         Notwithstanding anything to the contrary in the prospectus, the stock of Qwest Communications International, Inc. was liquidated from the Portfolio set forth above due to serious adverse credit factors.

Supplement Dated: August 13, 2002